SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)         September 9, 1998
                                                 -------------------------------


                           ELANTEC SEMICONDUCTOR, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-26690                77-0408929
----------------------------           -------------         -------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)


         675 Trade Zone Blvd.
         Milpitas, California                                          95035
----------------------------------------                            ------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code         (408) 945-1323
                                                    ----------------------------

Item 5:           Other Events

                  Adoption of Stockholder Rights Plan.

                  On September 9, 1998, the Board of Directors of Elantec Senmiconductor, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record on September 21, 1998 (the "Record Date"). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) or (ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company, which options or securities were outstanding prior to the Distribution Date. Each Right entitles the registered holder to purchase from the Company one two-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a price of $25.00, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C. as Rights Agent. A summary of the Rights and Rights Agreement is included as Exhibit C to the Rights Agreement, which is included as
Exhibit 4.1 hereto.

                  Amendment of Bylaws

                  On September 9, 1998, the Board of Directors of the Company amended the Company's Bylaws to: (i) permit only the Chairman of the Board, the Chief Executive Officer, the President or a majority of the Board of Directors of the Company to call a special meeting of the stockholders and (ii) provide that vacancies on the Board of Directors be filled only by the remaining members of the Board of Directors.

Item 7:           Financial Statements and Exhibits.

                  (c)      Exhibits

                           3.1      Bylaws  of  the  Company,   as  amended  and
                                    restated effective September 9, 1998.

                           4.1 Rights Agreement dated September 14, 1998, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 16, 1998.)

                           99.1 Press release of the Company dated September 14, 1998.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 16, 1998




                                 ELANTEC SEMICONDUCTOR, INC.



                                 By:  /s/ Ephraim Kwok
                                     ------------------------------------------
                                     Ephraim Kwok
                                     Vice President, Finance and Administration
                                     & Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
-------

3.1               Bylaws of the  Company,  as  amended  and  restated  effective
                  September 9, 1998.

4.1 Rights Agreement dated September 14, 1998, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares.
                  (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 16, 1998.)

99.1              Press release of the Company dated September 14, 1998.